AMENDMENT
                              DATED AUGUST 27, 2008
                           TO THE AMENDED AND RESTATED
                                SERVICE AGREEMENT
                                     BETWEEN
                               RYDEX SERIES FUNDS
                         AND RYDEX FUND SERVICES, INC.,
                            DATED NOVEMBER 15, 2004,
                                   AS AMENDED

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                                    AMENDMENT
                              DATED AUGUST 27, 2008
                                     TO THE
                              AMENDED AND RESTATED
                                SERVICE AGREEMENT
                      DATED NOVEMBER 15, 2004, AS AMENDED,
                                     BETWEEN
                               RYDEX SERIES FUNDS
                                       AND
                            RYDEX FUND SERVICES, INC.

The following Amendment is made to Section 4 of the Amended and Restated Service Agreement between Rydex Series Funds (the "Trust") and Rydex Fund Services, Inc. (the "Servicer"), dated November 15, 2004, as amended to date (the "Agreement"), and is hereby incorporated into and made a part of the Agreement:

Section 4 of the Agreement is amended, effective August 27, 2008, to read as follows:

As consideration for the services provided hereunder, the Trust will pay the Servicer a fee on the last day of each month in which this Agreement is in effect, at the following annual rates based on the average daily net assets (the "Assets") of each of the Trust's series for such month:

     GOVERNMENT LONG BOND 1.2X STRATEGY FUND
        0.20% of Assets

     U.S. GOVERNMENT MONEY MARKET FUND
        0.20% of Assets

     NOVA FUND
        0.25% of Assets

     INVERSE S&P 500 STRATEGY FUND
        0.25% of Assets

     NASDAQ-100(R) FUND
        0.25% of Assets

     INVERSE NASDAQ-100(R) STRATEGY FUND
        0.25% of Assets

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     INVERSE GOVERNMENT LONG BOND STRATEGY FUND
        0.25% of Assets

     EUROPE 1.25X STRATEGY FUND
        0.25% of Assets

     RUSSELL 2000(R) 1.5X STRATEGY FUND
        0.25% of Assets

     MID-CAP 1.5X STRATEGY FUND
        0.25% of Assets

     LARGE-CAP VALUE FUND
        0.25% of Assets

     LARGE-CAP GROWTH FUND
        0.25% of Assets

     MID-CAP VALUE FUND
        0.25% of Assets

     MID-CAP GROWTH FUND
        0.25% of Assets

     INVERSE MID-CAP STRATEGY FUND
        0.25% of Assets

     SMALL-CAP VALUE FUND
        0.25% of Assets

     SMALL-CAP GROWTH FUND
        0.25% of Assets

     INVERSE RUSSELL 2000(R) STRATEGY FUND
        0.25% of Assets

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     STRENGTHENING DOLLAR 2X STRATEGY FUND
        0.25% of Assets

     WEAKENING DOLLAR 2X STRATEGY FUND
        0.25% of Assets

     BANKING FUND
        0.25% of Assets

     BASIC MATERIALS FUND
        0.25% of Assets

     BIOTECHNOLOGY FUND
        0.25% of Assets

     CONSUMER PRODUCTS FUND
        0.25% of Assets

     ELECTRONICS FUND
        0.25% of Assets

     ENERGY FUND
        0.25% of Assets

     ENERGY SERVICES FUND
        0.25% of Assets

     FINANCIAL SERVICES FUND
        0.25% of Assets

     HEALTH CARE FUND
        0.25% of Assets

     INTERNET FUND
        0.25% of Assets

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     LEISURE FUND
        0.25% of Assets

     PRECIOUS METALS FUND
        0.25% of Assets

     REAL ESTATE FUND
        0.25% of Assets

     RETAILING FUND
        0.25% of Assets

     TECHNOLOGY FUND
        0.25% of Assets

     TELECOMMUNICATIONS FUND
        0.25% of Assets

     TRANSPORTATION FUND
        0.25% of Assets

     UTILITIES FUND
        0.25% of Assets

     COMMODITIES STRATEGY FUND
        0.25% of Assets

     SECTOR ROTATION FUND
        0.25% of Assets

     ABSOLUTE RETURN STRATEGIES FUND
        0.25% of Assets

     HEDGED EQUITY FUND
        0.25% of Assets

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     S&P 500 FUND
        0.25% of Assets

     RUSSELL 2000(R) FUND
        0.25% of Assets

     ESSENTIAL PORTFOLIO MODERATE FUND
        0.25% of Assets

     ESSENTIAL PORTFOLIO CONSERVATIVE FUND
        0.25% of Assets

     ESSENTIAL PORTFOLIO AGGRESSIVE FUND
        0.25% of Assets

     MANAGED FUTURES STRATEGY FUND
        0.25% of Assets

     HIGH YIELD STRATEGY FUND
        0.25% of Assets

     INVERSE HIGH YIELD STRATEGY FUND
        0.25% of Assets

     INTERNATIONAL ROTATION FUND
        0.25%

     JAPAN 2X STRATEGY FUND
        0.25%

     ALTERNATIVE STRATEGIES ALLOCATION FUND
        0.25%

     MULTI-CAP CORE EQUITY FUND
        0.25%

     LONG/SHORT COMMODITIES STRATEGY FUND
        0.25%

     GLOBAL MARKET NEUTRAL FUND
        0.25%

     ADDITIONS ARE NOTED IN BOLD.

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In witness whereof, the parties hereto have caused this Amendment to be executed in their names and on their behalf and through their duly-authorized officers as of the 27th day of August, 2008.

                                        RYDEX SERIES FUNDS


                                        By: /s/ Carl G. Verboncoeur
                                            ------------------------------------
                                        Name: Carl G. Verboncoeur
                                        Title: President


                                        RYDEX FUND SERVICES, INC.


                                        By: /s/ Carl G. Verboncoeur
                                            ------------------------------------
                                        Name: Carl G. Verboncoeur
                                        Title: President